SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) November 14, 2005.


                  THE AMERICAN EDUCATION CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


           Nevada                 0-11078         73-1621446
----------------------------  ------------  -------------------
(State or other jurisdiction   (Commission     (IRS Employer
of incorporation)              File Number) Identification No.)


                 7506 N. Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma  73116
         ---------------------------------------------------
         (Address of principal executive offices) (Zip Code)


                            (405) 840-6031
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Information to be Included in the Report

Item 8.01 Other events.

On November 14, 2005, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION REPORTS FISCAL 2005 CONSOLIDATED THIRD QUARTER AND NINE-MONTH RESULTS Results Believed To Be Impacted By Hurricanes In Gulf Coast States."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1 Company press release titled "THE AMERICAN EDUCATION CORPORATION REPORTS FISCAL 2005 CONSOLIDATED THIRD QUARTER AND NINE-MONTH RESULTS Results Believed To
                 Be Impacted By Hurricanes In Gulf Coast States," dated November 14, 2005.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN EDUCATION CORPORATION



/s/ Jeffrey E. Butler
------------------------------------------
Jeffrey E. Butler, Chief Executive Officer

November 14, 2005





Exhibit 99.1

                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release


                THE AMERICAN EDUCATION CORPORATION REPORTS
      FISCAL 2005 CONSOLIDATED THIRD QUARTER AND NINE-MONTH RESULTS Results Believed To Be Impacted By Hurricanes In Gulf Coast States

Oklahoma City, November 14, 2005: The American Education Corporation
("AEC") (OTC/BB: AEDU) today announced profitable results for its core domestic operations for the third quarter and for the nine months ended September 30, 2005. For the three- and nine-month periods, net revenues for AEC's core domestic business increased from $2,358,965 to 2,384,496, or 1 percent, and from $7,227,912 to $7,476,498, or 3 percent, respectively, compared to the same periods last year. Net income after tax for the third quarter decreased by 49 percent to $164,632 from $320,342 for the core publishing operations. Net income for the nine-month period declined by 24 percent to $744,870 from $980,210 for the core business unit. The revenues and net income during the third quarter are believed to be adversely impacted by weather-related events in important Gulf Coast markets. The core business unit's profitability performance was also affected as the fixed nature of the Company's cost structure did not allow for adjustment to these unexpected events and their severity. Management believes that hurricanes Katrina, Rita and Wilma caused delays or deferral of orders during the quarter when a high percentage of the Company's annual orders are traditionally booked for its core publishing operations. It is believed that orders not received from the storm-impacted states were deferred and may be booked at a future date.

On a consolidated basis, for the three-month period, net revenues decreased from $2,601,412 to $2,489,284, or 4 percent. For the nine-month period consolidated net revenues increased from $7,873,473 to $7,987,414, or by 1 percent as compared to the same period last year. Net consolidated revenues also reflect the results of operations of the Dolphin subsidiary and the continuing, but declining revenues and costs associated with the termination of Dolphin's contract development business. The Company reported quarterly net after tax profits of $18,291, representing a decrease of 14 percent over the $21,392 reported for the same 2004 period. After-tax losses were $402,663 for the nine-month period ended September 30, 2005, as compared to earnings of $217,373 reported for the same 2004 period.

Gross margins for the third-quarter and nine-month periods ended September 30, 2005, were $2,255,193 and $7,125,756, respectively, representing 91 percent and 89 percent, of consolidated quarterly and nine-month revenues. Consolidated gross margins improved for the three- and nine-month 2005 periods as compared to the same fiscal 2004 periods. This improved performance is attributable to a larger percentage of total net revenues being driven by the more profitable AEC core business. Core AEC software publishing gross margins remained at approximately 97 percent of net revenues for the third-quarter and nine-month periods. EBITDA for the quarter was $470,475 and represented 19 percent of net revenues. Third quarter EBITDA decreased 27 percent compared to the prior year's third quarter, primarily as a result of the costs associated with the former Dolphin subsidiary and the weather-related events impact on core AEC financial performance for this period. Nine-month, consolidated EBITDA performance was $1,905,348, or 24 percent of revenues, representing an approximate 6 percent decline from the $2,017,932 reported for the same period of 2004.

At September 30, 2005, total assets increased 4 percent to $8,570,574 from $8,277,572, while stockholders' equity decreased 7 percent from $5,392,714 to $4,990,051 compared to December 31, 2004. The Company's working capital increased 55 percent to $1,700,171 at September 30, 2005, as compared to $1,097,949 at December 31, 2004, providing for substantial liquidity improvement.


The American Education Corporation Announces Third Quarter Earnings and Nine Month Results
November 14, 2005
Page 2



Commenting on the results, Jeffrey E. Butler, Chief Executive Officer of the Company, stated, "Our core AEC operating unit sustained modest revenue growth for both the three- and nine-month periods. These results were achieved despite a disruption in third quarter orders in several key Gulf Coast states as a result of severe weather. The Company expects that it may recognize a portion of these orders in the fourth quarter of this year or in early fiscal 2006. It should also be noted that we believe that these events may still continue to affect AEC's financial performance for this fiscal year and are dependent on the recovery of area schools. On a consolidated basis, we have managed to improve the overall financial condition of the Company, with improvements in the balance sheet and increased working capital. AEC, the engine of the Company's profitability, has continued to secure orders from other geographical regions during the quarter and year-to-date, but it is too early to tell if we can expect additional revenues from storm impacted areas during the closing quarter of the year.

"With respect to the status of the discontinued and written down subsidiary operations, the necessary staff reductions have been made at Dolphin and the transition of the remaining development personnel to AEC's payroll has been largely completed. On November 7, 2005, subsequent to the end of the quarter, we announced the final transfer of all ownership of the Company's UK operations to another US-based company, Learning.com. The terms of the transaction maintain long-term access for the Company's products to important international markets through distribution and licensing arrangements with this former subsidiary. With regard to the Company's efforts to privatize, it is believed that progress is being made on this front and shareholders should expect additional public document filings in the coming months," he concluded.

The Company's Java-based technology, the A+nyWhere Learning System, registered, Versions 3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels 1-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. The Company recently released Learning Letter Sounds, a comprehensive suite of emergent reading content, designed for pre-K, K-3 students. All company products are designed to provide for LAN, WAN and Internet delivery options. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as GoKnow's scientifically based, Internet accessible curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 11,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S. and other international locations. A+dvancer College Readiness Online, the Company's postsecondary offering, identifies and assists students in attaining college entry-level academic skills in Arithmetic, Elementary Algebra, Reading Comprehension, and Sentence Skills. A+dvancer reduces demand on institutional admissions and developmental departments, while providing students with both improved skills assessment and the alignment to developmental and remedial coursework in an online, self-paced learning environment.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "if," "may," "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.


                   THE AMERICAN EDUCATION CORPORATION
                   ----------------------------------
                        7506 BROADWAY EXTENSION
                        -----------------------
                        OKLAHOMA CITY, OK 73116
                        -----------------------
                             1-800-34APLUS
                             -------------
                            www.amered.com
                            --------------

                           -Tables Follow-
                                                                  Pre05-10




The American Education Corporation Announces Third Quarter Earnings and Nine Month Results
November 14, 2005
Page 3

Statement of Income

                             Three Months         Three Months
                                Ended                Ended
                         September 30, 2005    September 30, 2004        %
                              (unaudited)          (unaudited)       Change
                         ------------------    ------------------    ------

Sales                        $ 2,489,284          $ 2,601,412          (4%)

Operating income from
  continuing operations          150,147              434,331         (65%)

Income from continuing
  operations before income
  taxes                         136,604               414,716         (67%)

Income from continuing
  operations                     81,962              248,830          (67%)

Loss from discontinued
  operations                    (63,671)            (227,438)          72%

Net Income                       18,291               21,392          (14%)

Earnings per share - diluted
Weighted average shares
  outstanding                17,074,264           15,668,711

Continuing operations       $      .005          $      .016          (69%)
Discontinued operations           (.004)               (.015)          73%
                            -----------          -----------

Total                       $      .001          $      .001           --
                            ===========          ===========




                              Nine Months          Nine Months
                                Ended                Ended
                         September 30, 2005    September 30, 2004        %
                              (unaudited)          (unaudited)       Change
                         ------------------    ------------------    ------

Sales                        $ 7,987,414          $ 7,873,473           1%

Operating income (loss)
  from continuing
  operations                    (247,201)           1,288,755        (119%)

Income (loss) from continuing
  operations before income
  taxes                         (289,313)          1,238,716         (123%)

Income (loss) from continuing
  operations                    (217,849)            744,071         (129%)

Loss from discontinued
  operations                    (184,814)           (526,698)          65%

Net Income (loss)               (402,663)            217,373         (285%)

Earnings per share - diluted
Weighted average shares
  outstanding                17,074,264           15,668,711

Continuing operations       $     (.013)         $      .048         (127%)
Discontinued operations           (.011)               (.034)          68%
                            -----------          -----------
Total                       $     (.024)         $      .014         (271%)



The American Education Corporation Announces Third Quarter Earnings and Nine Month Results
November 14, 2005
Page 4

Balance Sheet Data



                             September 30,        December 31,
                                2005                  2004             %
                             (unaudited)           (audited)         Change
                          ------------------    -----------------    ------

Current Assets               $4,598,719           $3,102,531           48%

Total Assets                  8,570,574            8,277,572            4%

Current Liabilities           2,898,548            2,004,582           45%

Stockholders' Equity          4,990,051            5,392,714           (7%)



   Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Disclosure of Calculations for the Three Months and Nine Months Ended
                           September 30, 2005

                               Three Months Ended        Nine Months Ended
                                 September 30              September 30
                           -----------------------     -----------------------
                                2005       2004             2005       2004
                           -----------------------     -----------------------
                           (Unaudited)  (Unaudited)    (Unaudited)  (Unaudited)

Net income (loss)            $ 18,291    $ 21,392       $(402,663)    $217,373

Add back non-EBITDA
  items included in net
  income:
Depreciation and
  amortization                426,447     434,876       2,442,218    1,255,875
Interest expense               13,543      19,615          42,112       50,039
Income tax provision           12,194     165,886        (176,319)     494,645
                             --------    --------      ----------   ----------
EBITDA                       $470,475    $641,769      $1,905,348   $2,017,932
                             ========    ========      ==========   ==========


EBITDA represents earnings (loss) from continuing operations before interest income, interest expense, income taxes, depreciation, amortization, other income and impairment of goodwill. The Company believes that EBITDA provides meaningful additional information concerning a company's operating results and its ability to service its long-term debt and other fixed obligations and to fund its continued growth. Many financial analysts consider EBITDA may be a meaningful indicator of future profitability. EBITDA should not be construed as an alternative to net income (loss) as determined in accordance with GAAP, as an alternative to cash flows from operating activities as determined in accordance with GAAP or as a measure of liquidity. Because EBITDA is not calculated in the same manner by all companies, it may not be comparable to other similarly titled measures of other companies. See the consolidated statement of cash flows in the consolidated financial statements filed in the Company's Form 10-QSB.